SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|

Filed by a party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary proxy statement.

|X|   Definitive proxy statement.

|_|   Definitive additional materials.

|_|   Soliciting material under Rule 14a-12.

|_| Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

                             THE GERMANY FUND, INC.
                (Name of Registrant as Specified in Its Charter)

               ---------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

THE GERMANY FUND, INC.

                                                                 August 29, 2005

Dear Stockholders:

      You are cordially invited to attend a Special Meeting of Stockholders (the "Meeting") of The Germany Fund, Inc. to be held at 3:00 P.M., New York time, on October 27, 2005 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York. Your Board of Directors and management look forward to greeting personally those stockholders able to attend.

      Stockholders are being asked to approve a proposal to change the investment objective of the fund to "seeking long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in countries in Europe that utilize the Euro currency." These currently consist of companies domiciled in the following 12 countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. As part of the investment change, your Fund would change its name to "The European Equity Fund, Inc." Under the proposed change, the Fund would also be able to invest up to 20% of the volume of its net assets in securities of issuers domiciled in European countries that do not use the Euro currency. Further information is provided in the attached Questions and Answers and in the proxy materials.

      If the investment change is approved by stockholders at the Meeting, your Fund will also conduct a tender offer for 20% of its outstanding shares at 95% of net asset value per share, which represents a premium over today's market price. The tender offer would commence within two months after stockholder approval of the investment change.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. We urge you to complete, sign, date and mail the enclosed proxy, or vote using the telephone number on the enclosed proxy card, as soon as possible, even if you currently plan to attend the Meeting. If you hold your shares in a brokerage or bank account, your broker or bank may allow you to vote your shares by telephone or internet. Please consult the materials you receive from your broker or bank prior to voting by telephone or internet.

Sincerely,

Julian Sluyters
President and Chief Executive Officer

THE GERMANY FUND, INC.

QUESTIONS AND ANSWERS ABOUT THE PROPOSAL AND SPECIAL MEETING

Q:    What is the proposal?

A: You are being asked to approve an expansion of your Fund's investment objective so that it may invest at least 80% of its assets in companies of all countries that use the Euro currency, in addition to Germany. The Fund would also invest up to 20% of its assets in securities of issuers domiciled in European countries that do not use the Euro currency. If stockholders approve this change to the Fund's investment objective, it will also conduct a tender offer.

Q: Why has the Board recommended the change to the Fund's investment objective?

A: The Board of Directors, with advice from the Fund's manager and investment adviser, has determined that, particularly after the introduction of the Euro as a single currency and further steps toward European integration, investment opportunities available to the Fund should be expanded to include equities not only of German companies, but also a geographically broader range of companies.

Q: Why has the Board of Directors approved a tender offer, and why will there be a tender offer only if the investment objective is changed?

A: Although the Board of Directors believes that stockholders will benefit from the change to the Fund's investment objective, the Board also recognizes that some stockholders of the Fund may not wish to remain invested in a fund that does not invest primarily in German companies. For this reason, the Board has recommended a tender offer to provide additional liquidity for stockholders who wish to sell their shares, but only if the change to the investment objective is approved by stockholders. If the proposal is approved by stockholders, the Fund will buy back up to 20% of the Fund's shares at a price equal to 95% of net asset value per share as of the end of the tender period. If more than 20% of the Fund's shares are tendered, tendering stockholders will participate pro rata in the tender offer. Stockholder participation in the tender offer will be voluntary on the part of stockholders.

Q:    How can I vote or authorize my vote to be cast?

A:    You can vote in any one of four ways:

      o By sending the enclosed proxy card, signed and dated, to us in the enclosed envelope;

      o Through the internet, if your broker or bank allows you to do so (you should consult the materials you receive from your broker or bank);

      o     By telephone, using the number listed on the enclosed proxy card; or

      o In person, by attending the Special Meeting discussed in the proxy materials.

Q:    What should I do now?

A: We recommend that you vote your shares FOR the proposal. We urge you to vote as soon as possible using one of the first three methods listed above, even if you currently plan to attend the Meeting, so that the Fund does not incur additional costs to solicit proxies. Stockholders who may wish to tender their shares if the change to the investment objective is approved do not need to do anything at this time; further information on the tender offer, if it is to take place, will be provided after the Special Meeting.

                             THE GERMANY FUND, INC.
                                 345 Park Avenue
                            New York, New York 10154

                                   ----------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                October 27, 2005

                                   ----------

To our Stockholders:

      Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of The Germany Fund, Inc., a Maryland corporation (the "Fund"), will be held at 3:00 P.M., New York time, on October 27, 2005 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York, for the following purposes:

      1. To approve a change in the Fund's investment objective from "seeking long-term capital appreciation through investment primarily in equity or equity-linked securities of German companies" to "seeking long-term capital appreciation through investment primarily in equity or equity-linked securities of companies domiciled in countries in Europe that utilize the Euro currency."

      2. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof, including any adjournment for the purpose of soliciting further votes in favor of the proposal.

      Only holders of record of Common Stock at the close of business on August 19, 2005 are entitled to notice of, and to vote at, this Meeting or any postponement or adjournment thereof.

      If you have any questions or need additional information, please contact Georgeson Shareholder Communications Inc., the Fund's proxy solicitors, at 17 State Street, New York, New York 10004, or by telephone at 1-800-221-4215.

                                             By Order of the Board of Directors

                                             Carole Coleman
                                             Secretary

Dated: August 29, 2005

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT TO THE FUND. WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY, SO THAT THE FUND DOES NOT INCUR ANY ADDITIONAL EXPENSES OF SOLICITATION OF PROXIES.

                             THE GERMANY FUND, INC.
                                 345 PARK AVENUE
                            NEW YORK, NEW YORK 10154

                         SPECIAL MEETING OF STOCKHOLDERS

                                OCTOBER 27, 2005

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

      This Proxy Statement is furnished by the Board of Directors of The Germany Fund, Inc. (the "Board of Directors" or "Board"), a Maryland corporation (the "Fund"), in connection with the solicitation of proxies for use at the Special Meeting of Stockholders (the "Meeting") to be held at 3:00 P.M., New York time, on October 27, 2005 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York. The purpose of the Meeting and the matters to be considered are set forth in the accompanying Notice of Special Meeting of Stockholders.

      If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting, and any postponement or adjournment thereof (including any adjournment for the purpose of soliciting further votes in favor of the proposal), in accordance with the instructions on the Proxy, but if no instructions are specified, shares will be voted FOR the change in the Fund's investment objective (the "Proposal"). A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund, by submitting a subsequently executed and dated proxy or by attending the Meeting and voting in person.

      If a stockholder owns shares of the Fund in violation of applicable law, including the Investment Company Act of 1940 (the "1940 Act"), the Fund may determine that any vote attributable to such shares will not be counted, or that such shares will not be counted for quorum purposes, or both. Under Section 12(d)(1) of the 1940 Act, the acquisition of more than 3% of the Fund's common stock by another fund (whether registered, private or offshore) is unlawful. The votes cast on behalf of any such fund or by any other stockholder whose holdings are unlawful may be invalid. There is legal uncertainty about the operation of
Section 12(d)(1) and about the Fund's right under federal and state law to invalidate votes cast by any person whose Fund shares are held in violation of law. The Fund is prepared, if necessary, to seek judicial resolution of these matters in any particular case.

      The close of business on August 19, 2005 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 14,789,992 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Special Meeting, this Proxy Statement and the form of Proxy will first be mailed to stockholders on or about August 29, 2005. If you hold your shares in a brokerage or bank account, your broker or bank may allow you to vote your shares by telephone or internet. Please consult the materials you receive from your broker or bank prior to voting by telephone or internet.

      Approval of the change in the Fund's investment objective requires approval of a majority of the Fund's outstanding voting securities, which is defined in the 1940 Act as the lesser of (1) 67% of the Fund's shares present at a meeting of its stockholders if the holders of more than 50% of the shares of the Fund then outstanding are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares (a "Majority Vote"). The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes as present for the purpose of establishing a quorum. A "broker non-vote" is deemed to have occurred when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on the matter. Because a Majority Vote requires a proportion of shares present at the meeting or a proportion of shares outstanding, abstentions and broker non-votes will have the effect of votes "against" the Proposal.

                                  INTRODUCTION

      The Board of Directors of the Fund has considered and voted to approve certain matters that, subject to stockholder approval, would change the investment objective of the Fund to seeking long-term capital appreciation primarily through investment in equity or equity-linked securities of companies domiciled in countries in Europe (as defined herein) that utilize the Euro currency.

      The proposed changes, together with related modifications to the investment policies of the Fund, which are set forth in Appendix A to this Proxy Statement under "Investment Objective and Policies," are referred to as the "Proposed Investment Strategy". The Board of Directors has also approved a change in the name of the Fund to "The European Equity Fund, Inc.", to become effective only if the change of investment objective is approved by stockholders. The Fund's New York Stock Exchange trading symbol would be changed to "EEA".

      The proposed changes to the Fund's investment objective are based upon the determination by the Board of Directors, with advice of Deutsche Investment Management Americas Inc., the Fund's manager (the "Manager"), and Deutsche Asset Management International GmbH, the Fund's investment adviser (the "Investment Adviser"), that particularly after the introduction of the Euro as a single currency and further steps toward European integration, investment opportunities in large capitalization German equities should be expanded to a geographically broader range of large capitalization companies. The Board believes that the economies and securities markets of the countries utilizing the Euro currency now have sufficient similarities and linkages to justify this expanded investment focus. Utilizing the Euro currency countries exposes the Fund to no other currency risks different from those which it currently experiences through investment in issuers domiciled in Germany, which is one of the countries utilizing the Euro.

      If stockholders approve the Proposal, the Fund intends to conduct a tender offer for 20% of its outstanding shares at a price of 95% of net asset value per share as at the end of the tender period, subject to applicable rules of the Securities and Exchange Commission ("SEC"). This price represents a premium over today's market price. The tender offer would be commenced within two months after stockholder approval of the Proposal. If stockholders do not approve the Proposal, the Fund will not be committed to conduct the tender offer.

      Set forth below is a summary of the Proposal:

      CHANGE OF THE FUND'S INVESTMENT OBJECTIVE. The current investment objective of the Fund is "to seek long-term capital appreciation through investment primarily in equity or equity-linked securities of German companies." The proposed new investment objective would be "to seek long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in countries in Europe that utilize the Euro currency."

      TENDER  OFFER  FOR  20%  OF  SHARES.   If  the  Proposal  is  approved  by
stockholders, the Fund intends to conduct a tender offer for 20% of its outstanding shares at 95% of net asset value per share as at the end of the tender period, representing a premium over today's market price.

      All references in this Proxy Statement to "(euro)" or "Euro" are to the Euro currency and to "$" are to U.S. Dollars.

        PROPOSAL: TO APPROVE A CHANGE IN THE FUND'S INVESTMENT OBJECTIVE

      CURRENT INVESTMENT OBJECTIVE AND POLICIES. The Fund's current investment objective is to seek long-term capital appreciation through investment primarily in equity or equity-linked securities of German companies. This objective is a fundamental policy that may not be changed without a Majority Vote of the stockholders of the Fund. As a matter of fundamental policy, under normal circumstances, at least 65% of the Fund's total assets must be invested in equity securities of issuers domiciled in Germany. The Fund also has a non-fundamental policy that under normal circumstances at least 80% of the value of its net assets (plus 80% of any borrowing made for investment purposes) must be invested in securities of issuers domiciled in Germany. The Fund may also invest up to 20% of the value of its total assets in Euro-denominated fixed income securities of German issuers.

      PROPOSED INVESTMENT OBJECTIVE AND POLICIES. The Manager and the Investment Adviser have recommended, and the Board has approved and authorized for submission to stockholders, that the Fund's current investment objective be changed to the following objective:

      "To seek long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in countries in Europe that utilize the Euro currency."

      No assurance can be given that the Fund will be able to achieve its objective. If this proposed investment objective is adopted, the Fund will, as a matter of fundamental policy, invest under normal market conditions at least 80% of the value of its net assets in the equity and equity-linked securities of issuers domiciled in countries in Europe that utilize the Euro currency (plus 80% of any assets funded with leverage, although the Fund does not borrow money).

      The following 12 European  countries  currently utilize the Euro currency:
Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Any issuer domiciled in a European country that adopts the Euro currency in the future will be eligible for investment by the Fund as part of its 80% fundamental policy. Any issuers domiciled in a European country that ceases utilizing the Euro will become ineligible under this fundamental policy.

      In connection with the Proposed Investment Strategy, the Board of Directors expects to use a European equity index against which to benchmark the Fund's investment performance. The Board's current expectation is to use the MSCI-EMU index, which is an unmanaged capitalization-weighted index that as of June 30, 2005 comprised 319 stocks of companies domiciled in the 12 countries utilizing the Euro currency. Of these stocks, as of July 31, 2005, 117 were considered to be large capitalization (i.e., have a market capitalization greater than (euro) 5 billion), representing 84.27% of the market capitalization of the index. Although not a fundamental policy, the Fund has in the past generally emphasized large capitalization stocks. If the Proposed Investment Strategy is adopted, the Fund will be able to invest in an expanded universe of equities, including in mid-cap and small-cap stocks.

      At July 31,  2005,  issuers  domiciled in the 12 Euro  currency  countries
represented   the  following   percentages  of  the  MSCI-EMU  index  by  market
capitalization:

           PERCENTAGE               PERCENTAGE                     PERCENTAGE
COUNTRY     OF INDEX     COUNTRY     OF INDEX     COUNTRY           OF INDEX
-------    ----------    -------    ----------    -------          ----------

Austria        1.33%     Germany       21.06%     Luxembourg             --

Belgium        4.04%     Greece         1.87%     The Netherlands     10.37%

Finland        4.45%     Ireland        2.44%     Portugal             0.85%

France        29.49%     Italy         12.17%     Spain               11.93%

      Under the Proposed Investment Strategy, the Fund may invest up to 20% of the value of its net assets in securities of issuers domiciled in countries of Europe that do not use the Euro currency. The countries comprising "Europe" are listed in Appendix A. Any future country or countries (or other political entity) formed by combination or division of the countries comprising Europe shall also be deemed to be included within the term "Europe". Other non-fundamental investment policies of the Fund that have been approved by the Board, effective upon implementation of the Proposed Investment Strategy, are described in Appendix A under "Investment Objective and Policies".

      There will be no prescribed limit on geographic asset distribution within Europe and, from time to time, a significant portion of the Fund's assets may be invested in companies domiciled in as few as three countries.

      The Board of Directors has adopted a non-fundamental policy that for the time being the Fund will not invest more than 15% of its total assets in any one issuer.

      See "Investment Objective and Policies" in Appendix A for a description of the investment policies of the Fund as amended to take account of the Proposed Investment Strategy and related changes to its investment policies.

      EFFECT OF ADOPTION OF THE PROPOSAL. The Fund has not previously been permitted under normal market conditions to invest less than 80% of the value of its net assets in equity and equity-linked securities of German companies. Upon the adoption of the Proposal by the stockholders, the Fund will be permitted to invest all of its assets outside Germany, subject to the requirement that under normal circumstances at least 80% of the value of its net assets must be invested in European countries that utilize the Euro currency.

      TENDER OFFER. If the Proposal is approved, the Fund intends to conduct a tender offer to repurchase up to 20% of its outstanding shares. The tender offer price will be 95% of net asset value per share as at the end of the tender period, subject to applicable SEC rules. At August 22, 2005, 95% of net asset value per share represented a premium to the closing market price that day (which was equivalent to 90.38% of net asset value). The purpose of the tender offer is to create some additional market liquidity for stockholders who do not wish to own shares in a European-oriented fund and instead wish to sell their shares. The tender offer will increase somewhat the Fund's net asset value per share, but will also increase somewhat its expense ratio. A repurchase of 20% of the Fund's shares at 95% of net asset value per share would increase the net asset value per share by 1.25%. Conversely, if the Fund's average net assets were 20% lower in 2004, its expense ratio would have been 1.63% instead of 1.58%.

      Participation in the tender offer by stockholders will be voluntary on their part. If 20% or less of the Fund's shares are tendered, the Fund will purchase all tendered shares. If more than 20% of the Fund's shares are tendered, tendering stockholders will be allowed to participate pro rata in proportion to the amounts they have tendered, subject to the limited exceptions permitted by the SEC rules.

      The Fund expects to conduct the tender offer within two months after approval of the Proposal. If the Proposal is not approved, the Fund will not be committed to conduct the tender offer.

      TRANSITION. If stockholders approve the Proposal, the Fund anticipates that its transition to European-oriented investing will be completed within three months.

      RECOMMENDATION. The Board unanimously recommends a vote FOR the Proposal.

      REQUIRED VOTE. A Majority Vote of the Fund's stockholders entitled to vote is required to approve the amendment to the Fund's investment objective.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of July 31, 2005 no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund, other than as set forth below:

   NAME AND ADDRESS          AMOUNT AND NATURE             PERCENT OF
  OF BENEFICIAL OWNER     OF BENEFICIAL OWNERSHIP   OUTSTANDING COMMON STOCK
  -------------------     -----------------------   ------------------------
Wachovia Corp.(1)                 1,039,700                   7.03%
One Wachovia Center
Charlotte, NC 28288-0137

----------
(1) This information is based exclusively on information provided by such entity on Schedule 13F filed with respect to the Fund as of June 30, 2005.

      The percentage of shares of Common Stock of the Fund beneficially owned by the Fund's Board of Directors as of July 31, 2005, in the aggregate, did not exceed 1% of the total number of shares of the Fund outstanding, and none of the executive officers of the Fund held any Fund shares as of that date. Directors who are German residents would be subject to adverse German tax consequences if they owned shares of a fund organized outside of Germany, such as the Fund, that is not subject to German regulation or tax reporting. Holdings of individual directors as of July 31, 2005 were as follows.

                                                 SHARES OF COMMON STOCK
                                                  BENEFICIALLY OWNED AT
               DIRECTOR                               JULY 31, 2005
               --------                          ----------------------
               Werner Walbrol                             4,418
               John H. Cannon                               454
               Ambassador Richard R. Burt                 3,890
               Robert H. Wadsworth                        4,330
               John Bult                                  3,013

      The mailing address of all directors and officers with respect to Fund operations is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, NYC20-2799, New York, New York 10154.

                    ADDRESS OF INVESTMENT ADVISER AND MANAGER

      The principal office of Deutsche Asset Management International GmbH, the Fund's investment adviser, is located at Mainzer Landstrasse 178-190, D-60327 Frankfurt am Main, Federal Republic of Germany. The corporate office of Deutsche Investment Management Americas Inc., the Fund's manager, is located at 345 Park Avenue, New York, New York 10154.

                                  OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly come before the Meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their discretion. Abstentions and broker non-votes shall have no effect on the outcome of a vote to adjourn the Meeting.

                              STOCKHOLDER PROPOSALS

      In order for stockholder proposals otherwise satisfying the eligibility requirements of SEC Rule 14a-8 to be considered for inclusion in the Fund's proxy statement for the 2006 Annual Meeting, the proposals must be received at The Germany Fund, Inc., c/o Deutsche Asset Management, 345 Park Avenue, NYC20-2799, New York, New York 10154, Attention: Secretary, on or before January 18, 2006.

      In addition, the Fund's Bylaws currently provide that if a stockholder desires to bring business (including director nominations) before the 2006 Annual Meeting (whether or not such business is the subject of a proposal timely submitted for inclusion in the Fund's proxy statement), written notice of such business as prescribed in the Bylaws must be delivered to the Fund's Secretary, at the principal executive offices of the Fund, between January 18, 2006 and February 17, 2006. For additional requirements, the stockholder should refer to the Bylaws, a current copy of which may be obtained without charge upon request from the Fund's Secretary. If the Fund does not receive timely notice pursuant to the Bylaws, the proposal may be excluded from consideration at the meeting, regardless of any earlier notice provided in accordance with SEC Rule 14a-8.

                         EXPENSES OF PROXY SOLICITATION

      The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the Manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and the Fund will reimburse them for such out-of-pocket expenses. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. The Fund has also made arrangements with Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee not to exceed $90,000, plus reimbursement of normal expenses.

                             ANNUAL REPORT DELIVERY

      The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 2004 and the most recent semi-annual report, if any, to any stockholder upon request. Such requests should be directed by mail to The Germany Fund, Inc., c/o Deutsche Asset Management, 345 Park Avenue, NYC20-2799, New York, New York 10154 or by telephone to 1-800-437-6269. Annual reports are also available on the Fund's web site: www.germanyfund.com.

                                           Carole Coleman
                                           Secretary

Dated: August 29, 2005

      STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO THE FUND.

                                                                      Appendix A

                           REVISED INVESTMENT POLICIES

      If the Proposal is approved by stockholders, the Fund's investment objective and policies and investment restrictions would read as follows:

                        INVESTMENT OBJECTIVE AND POLICIES

      INVESTMENT OBJECTIVE. The investment objective of The European Equity Fund, Inc. (the "Fund") is to seek long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in countries in Europe that utilize the Euro currency.

      Under normal circumstances, at least 80% of the Fund's net assets will be invested in the securities of issuers domiciled in European countries that utilize the Euro currency (plus 80% of any assets funded with leverage, although the Fund does not borrow money, except in an emergency or under exceptional circumstances as described below in investment policy (2) under "Investment Restrictions"). The Fund may also invest in equity or equity-linked securities of issuers domiciled in countries of Europe that do not utilize the Euro currency. An issuer is deemed to be "domiciled" in a country or region if (a) it is organized under the laws of that country, or a country within that region, or maintains its principal place of business in that country or region, (b) it derives 50% or more of its annual revenues or profits from goods produced or sold, investments made or services performed in that country or region, or has 50% or more of its assets in that country or region, in each case as determined in good faith by Deutsche Investment Management Americas Inc., the Fund's Manager (the "Manager") or (c) its equity securities are traded principally in that country or region.

      The following 12 countries, as of August 29, 2005, utilize the Euro currency: the Austrian Republic, the Kingdom of Belgium, the Republic of Finland, the French Republic, the Federal Republic of Germany, the Hellenic Republic ("Greece"), the Republic of Ireland, the Italian Republic, the Grand Duchy of Luxembourg, the Kingdom of the Netherlands, the Portuguese Republic and the Kingdom of Spain. Countries utilizing the Euro currency are referred to as "Euro Countries." If a European country in the future adopts the Euro currency as legal tender, it will become a Euro Country for purposes of the Fund's 80% fundamental investment policy. Similarly, if a country ceases to utilize the Euro as its currency, it will cease to be a Euro Country.

      The terms "Europe" and "European" include the Euro Countries, as well as the Republic of Albania, Bosnia and Herzegovina, the Republic of Belarus, the Republic of Bulgaria, the Republic of Croatia, the Czech Republic, the Kingdom of Denmark, the Republic of Estonia, the Republic of Hungary, the Republic of Iceland, the Republic of Latvia, the Principality of Liechtenstein, the Republic of Lithuania, the Former Yugoslav Republic of Macedonia, the Republic of Moldova, the Kingdom of Norway, the Republic of Poland, Romania, the Slovak Republic, the Republic of Slovenia, the Kingdom of Sweden, the Swiss
Confederation ("Switzerland"), the Republic of Turkey, Ukraine, the United Kingdom of Great Britain and Northern Ireland and the Federal Republic of Yugoslavia. For purposes of this investment policy, any future country or countries (or other political entity) formed by combination or division of the countries comprising Europe shall also be deemed to be included within the term "Europe".

      The Fund's investment objective and the foregoing investment policies are fundamental, and may only be changed by the approval of a majority of the Fund's outstanding voting securities, which is defined in the Investment Company Act of 1940 (the "1940 Act"), as the lesser of (1) 67% of the Fund's shares present at a meeting of its stockholders if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares (a "Majority Vote"). The Fund will not trade in securities for short-term gain. Current interest and dividend income are not an objective of the Fund. No assurance can be given that the Fund will be able to achieve its investment objective. Unless otherwise stated, the other investment policies described below are non-fundamental and may be changed by the Board of Directors without a stockholder vote.

      PORTFOLIO STRUCTURE. The Fund will seek to achieve its investment objective of long-term capital appreciation primarily by investing in equity and equity-linked securities of companies in a spectrum of industries. Equity and equity-linked securities include common stock, convertible and non-convertible preferred stock, whether voting or non-voting, convertible bonds, bonds with warrants and unattached warrants. Equity-linked securities refer to debt securities convertible into equity and securities such as warrants, options and futures, the prices of which reflect the value of the equity securities receivable upon exercise or settlement thereof. For a discussion of the types of futures and options that the Fund may or may not invest in, see the discussion under "Derivatives."

      The Fund will not concentrate investments in any one industry, which means that the Fund will not invest 25% or more of its total assets in the securities of issuers in any one industry. This is a fundamental policy, which may be changed only by approval of stockholders.

      In selecting industries and companies for investment by the Fund, Deutsche Asset Management International GmbH (the "Investment Adviser") and Deutsche Investment Management Americas Inc. (the "Manager") generally consider factors such as overall growth prospects, competitive position in their product markets, management, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources and government regulation.

      The Fund has no current intention of focusing its investments in any particular countries; however, except as described below, there are no prescribed limits on geographic asset distribution within the Euro Countries and, from time to time, a significant portion of the Fund's assets may be invested in companies domiciled in as few as three countries.

      The Fund may not invest more than 15% of its total assets in the securities of any single issuer.

      Although it intends to focus its investments in equities or equity-linked securities that are listed on a recognized securities exchange or otherwise publicly traded, the Fund may also invest in securities that are not readily marketable. The Fund may also invest in other investment companies, subject to applicable limitations under the 1940 Act. These limitations include a prohibition on the Fund's acquiring more than 3% of the voting securities of any other investment company or more than 10% of its total assets in securities of all investment companies. Any investment companies in which the Fund may invest will have a policy of investing all or substantially all of their assets in one or more European countries. Such investments may involve an additional layer of expenses because of the fees and expenses payable by such other investment companies. In determining whether to invest assets of the Fund in other investment companies, the Manager and Investment Adviser will take into consideration, among other factors, the advisory fee and other expenses payable by such other investment companies.

      WARRANTS. The Fund may also invest in warrants if consistent with the Fund's investment objective. The warrants in which the Fund may invest are a type of security, usually issued together with another security of an issuer, that entitles the holder to buy a fixed amount of common or preferred stock of such issuer at a specified price for a fixed period of time (which may be in perpetuity). Warrants are commonly issued attached to other securities of the issuer as a method of making such securities more attractive and are usually detachable and thus may be bought or sold separately from the issued security. Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock, or any combination thereof. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Publicly traded warrants currently exist with respect to the stock of a significant number of European companies.

      PARTICIPATION CERTIFICATES. Certain German, Swiss and Austrian companies have issued participation certificates ("Participation Certificates" or "Genuss-Scheine"), which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers' common stock, but not to vote, nor usually to any claim for assets in liquidation. Participation Certificates trade like common stock, either in the over-the-counter market or through the relevant stock exchanges. Such securities may have higher yields; however, they may be less liquid than common stock. The Fund may invest in Participation Certificates of issuers domiciled in any European country.

      DERIVATIVES. Generally, the Fund may purchase, sell and enter into any type of derivative instrument (including without limitation, financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts, warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities). However, the Fund will only purchase, sell or enter into a particular derivative instrument if the Fund is authorized to invest in the type of asset (e.g., Euro Country companies) by which the return on, or value of, the derivative instrument is primarily measured or if the derivative instrument relates to currency. Furthermore, the Fund will only invest in futures contracts to the extent that the Fund, its Directors, its Investment Adviser, its Manager or any other entity providing services to the Fund would not be required to register with the Commodity Futures Trading Commission ("CFTC"). In accordance with the foregoing, the Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. In addition, the Fund will not invest in any futures contracts unless such futures contracts have been approved, if required, by the CFTC for investment by registered United States investment companies, such as the Fund.

      FIXED INCOME SECURITIES. The Fund may also invest up to 20% of its net assets in fixed income securities of European issuers. Such investments may include debt instruments issued by private and public entities, including multinational lending institutions and supranational institutions if denominated in a European currency or composite currency, which have been determined by the Fund's Investment Adviser and Manager to be of comparable credit quality to securities rated in the three highest categories by Moody's Investors Service, Inc. or Standard & Poor's Corporation. When selecting a debt instrument from among several investment opportunities, the Investment Adviser and Manager will consider the potential for capital appreciation, taking into account maturity and yield considerations. For temporary defensive purposes, the Fund also may invest in money market instruments denominated in U.S. dollars or in a European currency or composite currency, including bank time deposits and certificates of deposit.

      LENDING OF PORTFOLIO SECURITIES. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and
(d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

      At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Manager (or one of its affiliates).

                             INVESTMENT RESTRICTIONS

      In addition to its investment objective and the other investment policies so indicated under "Investment Objective and Policies," the Fund has adopted certain investment restrictions, which are fundamental policies and cannot be changed without a Majority Vote of the Fund's stockholders. For purposes of the foregoing restrictions and the restrictions listed below, all percentage limitations apply only immediately after a transaction, and any subsequent change in any applicable percentage resulting from changing values will not require elimination of any security from the Fund's portfolio.

      The Fund may not:

      (1) invest 25% or more of the value of its total assets in a particular industry;

      (2) issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed) and will not purchase securities while any such borrowings are outstanding, and except that the Fund may pledge its assets in connection with permitted borrowings or in connection with purchasing, selling or entering into futures, forwards, options and other derivative instruments;

      (3) make real estate mortgage loans or other loans, except through the purchase of debt obligations consistent with the Fund's investment policies;

      (4) buy or sell commodities, commodity contracts, futures contracts, real estate or interests in real estate, but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts, warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities;

      (5) make short sales of securities or maintain a short position in any security;

      (6)   purchase securities on margin, except such short-term credits as may
            be  necessary  or  routine  for  the   clearance  or  settlement  of
            transactions;

      (7) act as an underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its portfolio; or

      (8) purchase securities, the sale of which by the Fund could not be effected without prior registration under the Securities Act of 1933, except that this restriction shall not preclude the Fund from acquiring non-U.S. securities.

      NON-DIVERSIFIED STATUS. The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund conducts its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which relieves the Fund of any liability for Federal income tax to the extent that its earnings are distributed to stockholders. To so qualify, among other requirements, the Fund must limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer or a group of related issuers and (ii) at least 50% of the market value of its total assets must be represented by cash, U.S. government securities, and other securities, with such other securities limited, in respect of any one issuer, to not more than 5% of the market value of the Fund's total assets and not more than 10% of the issuer's outstanding voting securities.

                                  [FLAG LOGO]

                                      PROXY

                             THE GERMANY FUND, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

      The undersigned stockholder of The Germany Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Julian Sluyters, Carole Coleman and Patricia Rosch Carrington, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of the Stockholders of the Fund to be held at 3:00 P.M., New York time, on October 27, 2005 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York, and any adjournment or postponement thereof, including any adjournment for the purpose of soliciting further votes in favor of the proposal, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference herein, and revokes any proxy heretofore given with respect to such meeting.

      THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED BELOW. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE PROPOSAL DESCRIBED IN THE PROXY STATEMENT. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                     THERE ARE THREE WAYS TO VOTE YOUR PROXY

                                TELEPHONE VOTING

This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-800-732-4052, 24 hours a day, 7 days a week. Have this proxy card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you have directed. Available until 11.59 p.m. Eastern Daylight Time on October 26, 2005.

                                INTERNET VOTING

Visit the Internet voting Web site at http://proxy.georgeson.com. Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available until 11.59 p.m. Eastern Daylight Time on October 26, 2005.

                                 VOTING BY MAIL

Simply sign and date your proxy card and return it in the postage-paid envelope to Georgeson Shareholder Communications, Wall Street Station, P.O. Box 1101, New York, NY 10269-0646. If you are voting by telephone or the Internet, please do not mail your proxy card.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL.

1.    TO APPROVE A CHANGE IN THE FUND'S INVESTMENT OBJECTIVE.

      [ ] FOR [ ] AGAINST [ ] ABSTAIN

2. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder, including any adjournment for the purpose of soliciting further votes in favor of the proposal.

      -----------------------------------
      Dated: ______, 2005


      -----------------------------------
      Signature


      -----------------------------------
      Signature, if held jointly

      Please sign here exactly as your name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).